                            Dear Fellow Shareholders
                                  June 30, 1997


In mid-February 1997, the equity markets began a correction that resulted in a 14% decline. By late April, the market had reached its low and began to recover its bull market momentum. This correction occurred as investors worried that many stocks had become overvalued and that inflation was a potential problem as the economy continued to grow. We believe the correction was necessary as many stocks had become significantly overvalued.

     When the recovery began, large cap stocks led the market while small cap stocks recovered more slowly. This was not unexpected since large cap stocks -- especially the "nifty fifty" -- have been the major winners on Wall Street during the last two years. There were signs, however, that the momentum might be shifting from large cap to smaller cap stocks. This shift began as it became more apparent that the profit growth for larger companies was slowing. It appears this shift to small cap stocks will continue because they are undervalued and have greater growth potential in comparison to many larger cap stocks.

PERFORMANCE

     For the six months ending June 30, 1997, the Pacific Advisors Small Cap Fund had a total return of -2.49%. The return is based on shares purchased at the offering price on January 1, 1997 and held through June 30, 1997. The return reflects the deduction of the Fund's current maximum sales charge, reinvestment of capital gains and expense reimbursements. By comparison, the NASDAQ and Russell 2000 Indices, which are unmanaged indices of small company common stocks, increased 11.70% and 9.31% respectively, for the same period.

PORTFOLIO MANAGEMENT

It is disappointing to report negative results for the first six months but we believe the Fund's performance will continue to improve as second quarter earnings are announced in July and August. While the Fund is impacted by overall market conditions its total return depends primarily on the performance of the individual stocks in the portfolio.

     During the market correction we carefully reviewed the individual performance of each stock and made adjustments as appropriate. We were able to visit many of the 34 companies whose stock we have in the portfolio to review their performance and growth projections for the year. Our ability to closely monitor the performance of the Fund's equities gave us the confidence to selectively buy more shares of stock in companies that were further undervalued by the market correction.

     For the first six months of 1997, the Fund's portfolio turnover rate was 13.11%. This low turnover rate is the result of the Fund's commitment to a buy and hold strategy that does not attempt to time the market. As long as individual companies perform as expected, the Fund will continue to hold their stock even though there may be some price volatility. The lower turnover rate may also have a tax-savings benefit for shareholders as we seek to minimize capital gains distributions for the Fund.

     A good example of the success of this strategy is Chips & Technology. This company is a market leader in producing graphic chips for the personal computer market. The Fund began buying the stock in January, 1997 after the stock declined from a high of $26 to $14 due to lower than expected sales. The stock appeared to be undervalued at a P/E of 8.

Shortly after completing the Fund's purchase, the market corrected and the stock price declined to under $9 per share. After confirming that there had been no fundamental changes in the company we decided to hold the stock. By the end of June, the stock was near the Fund's original purchase price. In July, Intel announced their intent to buy Chips & Technology at $17.50 per share. The stock has been tendered to Intel and the Fund will recognize a substantial profit on the transaction.

     Other new stocks added to the Fund in 1997 include Nature's Sunshine, Q.E.P. Company, DSP Technology, Inc. and Chai-Na-Ta Corp. Nature's Sunshine is a stock the Fund sold in 1996 after we believed it was becoming fully valued. In early 1997, the stock price began to decline due to the market correction and the announcement of a change in management. They are a market leader in the sale of herbal products and their growth potential remains very strong. For these reasons, the Fund began to reacquire this stock in the spring and it increased over 30% as the market recovered. Q.E.P. Company is a leading manufacture of flooring tools and sells through Home Depot and other hardware stores. Their sales and profitability growth rates are in excess of 25% annually. DSP Technology is a former defense contractor which has developed sophisticated software for testing combustion engines. While this is a niche market, they have become a market leader with limited competition and good profit margins. Chai-Na-Ta is a vertically integrated company which grows and sells North American ginseng. Entry into this market is very difficult because of the slow and expensive process involved in growing ginseng. Demand for these products is strong internationally and we believe they are well positioned to be a strong market leader.

OUTLOOK

As we reported in the Fund's 1996 annual report, there appears to be no clear market leadership, which is creating more volatility in the equity markets. We continue to believe that the economy will experience moderate economic growth with low inflation. Long-term interest rates may increase short term but should resume a downward trend later in 1997. This relatively stable environment could change if wage inflation becomes more significant or from a national or international development that impacts the market.

     It appears that the earnings potential for larger companies is slowing. This is due in part to the fact that increased profits from productivity improvements and selling unprofitable businesses have been largely realized. Many large companies continue to pursue acquisitions to gain market share and increased earnings. This investment strategy may increase earnings if the acquisitions can be successfully integrated.

     The potential growth for smaller companies remains very strong particularly as they enter new and emerging markets that are too small for the larger companies. The relatively low stock price for many of these companies make them attractive and they should outperform larger cap stocks. While we attempt to keep abreast of market trends, our primary focus continues to be on individual companies and their potential for growth in value.

     Please contact your financial adviser, or Pacific Advisors Fund, if you have questions or would like more information on the Small Cap Fund.

     Respectfully submitted,

     /s/ George A. Henning       /s/ Thomas H. Hanson
     ---------------------       --------------------
     George A. Henning           Thomas H. Hanson
     Chairman                    Executive Vice President

                             SCHEDULE OF INVESTMENTS
                                  June 30, 1997
                                   (Unaudited)

                                                                             Number of Shares          Value
COMMON STOCK  (97.93%)
Airlines  (2.44%)
         Mercury Air Group, Inc.                                                  37,500             $ 236,719
--------------------------------------------------------------------------------------------------------------
Building Materials  (4.02%)
         Elcor Corporation                                                         5,300               147,737
         Q.E.P. Company, Inc.*                                                    32,000               242,000
--------------------------------------------------------------------------------------------------------------
                                                                                                       389,737
--------------------------------------------------------------------------------------------------------------
Chemicals  (3.13%)
         Ocean Bio-Chem, Inc.*                                                   100,000               200,000
         Polymer Research*                                                        46,000               103,500
--------------------------------------------------------------------------------------------------------------
                                                                                                       303,500
--------------------------------------------------------------------------------------------------------------
Cosmetic / Personal Care  (17.80%)
         American Safety Razor Corp.*                                             23,000               416,875
         Chai Na Ta Corporation*                                                  20,000               120,000
         Herbalife International                                                  25,000               406,250
         Natural Alternatives Corp.*                                              50,000               381,250
         Nature's Sunshine                                                        22,000               398,750
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,723,125
--------------------------------------------------------------------------------------------------------------
Electrical Components and Equipment  (5.71%)
         Transact Technologies, Inc.*                                             32,000               452,000
         Tridex Corporation*                                                      30,000               101,250
--------------------------------------------------------------------------------------------------------------
                                                                                                       553,250
--------------------------------------------------------------------------------------------------------------
Factory Equipment  (1.11%)
         DSP Technology, Inc.*                                                    20,000               107,500
--------------------------------------------------------------------------------------------------------------

*Non-income producing

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                        Number of Shares                 Value

Food  (13.65%)
         Armanino Foods of Distinction*                                          100,000             $ 106,250
         Green Mountain Coffee, Inc.*                                             30,000               255,000
         Western Beef, Inc.*                                                      21,500               225,750
         Worthington Foods, Inc.                                                  30,000               735,000
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,322,000
--------------------------------------------------------------------------------------------------------------
Health Care Provider  (5.89%)
         American Service Group*                                                  40,000               570,000
--------------------------------------------------------------------------------------------------------------
Household Products  (3.76%)
         CPAC, Inc.*                                                              30,000               363,750
--------------------------------------------------------------------------------------------------------------
Industrial and Commercial Service  (4.96%)
         Healthcare Services Group*                                               40,000               480,000
--------------------------------------------------------------------------------------------------------------
Industrial Diversified  (1.82%)
         Ceradyne, Inc.*                                                           7,000                32,375
         Global Industrial Technologies*                                           7,000               143,500
--------------------------------------------------------------------------------------------------------------
                                                                                                       175,875
--------------------------------------------------------------------------------------------------------------
Insurance, Property and Casualty  (0.87%)
         Centris Group, Inc.                                                       4,000                84,500
--------------------------------------------------------------------------------------------------------------
Insurance - Specialty  (13.86%)
         Automobile Protection Corp.*                                            100,000               350,000
         Interstate National Dealer Services*                                     75,000               525,000
         Warrantech Corp.*                                                        45,000               466,875
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,341,875
--------------------------------------------------------------------------------------------------------------
Medical Equip, Devices, & Supplies  (3.22%)
         Biosource Intl., Inc.*                                                   33,000               202,125
         Wyant Corporation*                                                       25,000               109,375
--------------------------------------------------------------------------------------------------------------
                                                                                                       311,500
--------------------------------------------------------------------------------------------------------------
Oilfield Equip / Services  (1.91%)
         Mitcham Industries, Inc.*                                                15,000               184,688
--------------------------------------------------------------------------------------------------------------


*Non-income producing

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                        Number of Shares                 Value
Railroads  (3.84%)
         Railamerica, Inc.*                                                       85,000             $ 371,875
--------------------------------------------------------------------------------------------------------------
Restaurants  (2.27%)
         Panchos Mexican Restaurants                                             130,000               219,375
--------------------------------------------------------------------------------------------------------------
Semiconductor and Related  (5.90%)
         Cerprobe Corporation*                                                    28,000               364,000
         Chips and Technologies, Inc.*                                            20,000               207,500
--------------------------------------------------------------------------------------------------------------
                                                                                                       571,500
--------------------------------------------------------------------------------------------------------------
Software and Processing  (1.77%)
         Quality Systems                                                          25,000               171,875
--------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCK  (COST:  $7,282,779)                                                              9,482,644
                                                                                                    ----------

TOTAL INVESTMENT SECURITIES (97.93%)                                                                $9,482,644

SHORT-TERM INVESTMENTS (1.15%)
         United Missouri Bank Money Market Fund                                                        111,519

OTHER ASSETS LESS LIABILITIES (0.92%)                                                                   88,976
                                                                                                    ----------

TOTAL NET ASSETS (100%)                                                                             $9,683,139
==============================================================================================================

* Non-income producing

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       Statement of Assets and Liabilities
                                  June 30, 1997
                                   (Unaudited)


Assets
         Investment securities at market value (cost: $7,282,779)                                   $9,482,644
         Short-term investments, at cost, which is equivalent to market                                111,519
         Receivable from Investment Manager (Note 3)                                                    42,625
         Other Assets                                                                                   20,355
         Accrued income receivable                                                                       1,197
         Receivable for investments sold                                                                24,799
         Organizational expenses, net of amortization (Note 1)                                           7,377
                                                                                                    ----------
         Total assets                                                                                9,690,516
                                                                                                    ----------

Liabilities
         Payable to Investment Manager (Note 1)                                                          7,377
                                                                                                    ----------

Net Assets
         (Equivalent to $16.06 per share on 603,116 shares of
         Capital Stock outstanding - 100 million shares authorized)                                 $9,683,139
                                                                                                    ==========


Summary of Shareholders' Equity
         Paid-in-capital                                                                            $7,659,567
         Undistributed net capital gains                                                                86,840
         Accumulated net investment loss                                                             (263,133)
         Unrealized appreciation of assets                                                           2,199,865
                                                                                                    ----------
         Net assets at June 30, 1997                                                                $9,683,139
                                                                                                    ==========

Maximum offering price per share ($16.06/94.25%):                                                       $17.04
                                                                                                    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                             STATEMENT OF OPERATIONS
                 For the Period January 1, 1997 to June 30, 1997
                                   (Unaudited)

INVESTMENT INCOME
     Dividends                                                                   $13,494
     Interest                                                                      4,855
                                                                              ----------
         Total Income                                                             18,349
                                                                              ----------

EXPENSES
     Investment Advisory Fees                                                     35,312
     Fund Accounting Fees                                                         21,975
     Transfer Agent Expense                                                       21,758
     Legal Expense                                                                 4,792
     Amortization Expense                                                          5,597
     Registration Fees                                                             8,809
     Printing                                                                     10,155
     Audit Fees                                                                    5,039
     Custody Fees                                                                  2,489
     Director Fees/Meetings                                                        2,309
     Distribution Fees (Note 3)                                                    6,025
     Other Expense                                                                 3,126
                                                                              ----------
         Total Expenses, before reimbursements                                   127,386
     Less Fees Waived and Expenses Reimbursed (Note 3)                            17,036
                                                                              ----------
         Net Expenses                                                            110,350
                                                                              ----------
NET INVESTMENT LOSS                                                                                 ($92,001)
                                                                                                   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain on investments
         Proceeds from sales of investment securities (excluding
              short-term investments with maturities of 60 days or less)      $1,157,800

         Cost of investment securities sold                                    1,070,589
                                                                              ----------
              Net realized gain on investments                                                        87,211
     Net unrealized appreciation (depreciation) of investments
         Beginning of period                                                  $2,405,289
         End of period                                                         2,199,865
                                                                              ----------
              Net unrealized appreciation (depreciation) of investments                             (205,424)
                                                                                                   ---------
                                                                                                    (118,213)
                                                                                                   ---------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               ($210,214)
                                                                                                   =========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       STATEMENTS OF CHANGES IN NET ASSETS
                                   (Unaudited)

                                                                          For the period
                                                                         January 1, 1997    For the year ended
                                                                        to June 30, 1997     December 31, 1996
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
     Net investment loss                                                       ($92,001)            ($127,609)
     Net realized gain on investments                                             87,211               240,687
     Net unrealized appreciation (depreciation) of investments                 (205,424)             2,004,355
                                                                              --------------------------------
     Increase (decrease) in net assets resulting from operations               (210,214)             2,117,433
                                                                              --------------------------------

     FROM DISTRIBUTIONS TO SHAREHOLDERS
     Net capital gains                                                                 _             (242,210)
                                                                              --------------------------------
     Decrease in net assets resulting from distributions                               _             (242,210)
                                                                              --------------------------------

     FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold (137,173 and 188,810 shares)                    2,162,439             2,836,753
     Proceeds from shares purchased by reinvestment
         of dividends (0 and 13,164 shares)                                           _                207,993
     Cost of shares repurchased (53,114 and 44,925 shares)                     (817,844)             (650,370)
                                                                              --------------------------------
     Increase in net assets derived from capital share transactions
         (84,059 and 157,049 shares)                                           1,344,595             2,394,376
                                                                              --------------------------------
     Increase in net assets                                                    1,134,381             4,269,599

NET ASSETS
     BEGINNING OF PERIOD
     (includes no undistributed net investment income)                         8,548,758             4,279,159
                                                                              --------------------------------
     END OF PERIOD
     (includes no undistributed net investment income)                        $9,683,139            $8,548,758
                                                                              ================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)


NOTE 1.  ORGANIZATION

         Pacific Advisors Fund Inc. (the "Company") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company was organized on May 18, 1992 as a Maryland corporation and had no operations prior to February 8, 1993, other than those relating to organizational matters including the sale of 2,778 shares of stock of each of its four series ("Funds") at $9.00 per share to the Company's investment manager, Pacific Global Investment Management Company ("Investment Manager"). The Company currently offers four Funds: Small Cap Fund, Balanced Fund, Income Fund, and Government Securities Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies, and restrictions. The Small Cap Fund seeks to provide capital appreciation through investment in small capitalization companies.

         The Investment Manager paid the organizational and other initial expenses of the Fund incurred prior to the initial offering of the Fund's shares. However, the Fund has agreed to reimburse the Investment Manager for such expenses. The organizational costs will be deferred and amortized by each Fund over a period during which it is expected that a benefit will be realized, but no longer than five years from the date of the Funds' commencement of operations. Prepaid expenses will be amortized over a period not to exceed twelve months.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

         A. SECURITY VALUATION. Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the NYSE. OTC issues not quoted on NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis.

         B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

         C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Small Cap Fund declares and distributes dividends of its net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments.

         D. FEDERAL INCOME TAXES. No provision is made for Federal taxes since the Company intends to qualify as a regulated investment company and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from Federal income and excise taxes.

         E. ORGANIZATIONAL COSTS. Costs incurred by the Small Cap Fund in connection with its organization, registration and initial public offering of shares have been deferred and are being amortized using the straight-line method over a five-year period.

         F. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.  INVESTMENT MANAGEMENT, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

         The Company and Small Cap Fund have entered into an investment management agreement ("Management Agreement") with the Investment Manager. The Management Agreement provides for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.75% of average net assets for the Small Cap Fund.

         From time to time, the Investment Manager may voluntarily waive its management fees, and/or absorb certain expenses for the Small Cap Fund. Pursuant to the voluntary waiver of fees and the assumption of expenses by the Investment Manager, $17,036 was reimbursed by the Investment Manager for the period from January 1, 1997 to June 30, 1997 for the Small Cap Fund.

         Fund operating expenses may not fall below the current expense level in subsequent years until the Investment Manager has fully recouped fees forgone and expenses paid or assumed as the Fund will reimburse the Investment Manager in subsequent years during which the Fund's total assets are greater than $20,000,000. As of June 30, 1997, the cumulative amounts unrecouped by the Investment Manager since the commencement of operations is $217,446.

         For the period from January 1, 1997 to June 30, 1997, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received $15,236 of commissions on sales of capital stock of the Small Cap Fund, after deducting $74,408 allowed to authorized distributors as commissions. For the period from January 1, 1997 to June 30, 1997 PGFD earned $24,070 in introducing brokerage fees related to securities transactions for the Small Cap Fund. PGFD is a wholly-owned subsidiary of the Investment Manager.

         The Company and the Small Cap Fund have entered into an agreement with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis points for the first million in net assets or a minimum of $1,250. In addition, an agreement to provide transfer agent services has also been entered into at a monthly fee based on the number of accounts or a minimum of $1,250. PGIS is a wholly-owned subsidiary of the Investment Manager.

         Certain officers of the Company are also officers of the Investment Manager, PGFD and PGIS.

         The Fund has adopted a plan of distribution, whereby the Small Cap Fund may pay a service fee in an amount up to 0.25% per annum of the Fund's average daily net assets to qualified recipients. For the period from January 1, 1997 to June 30, 1997, $6,025 was accrued or paid.

NOTE 4.  PURCHASE AND SALES OF SECURITIES

         For the period from January 1, 1997 to June 30, 1997, the Small Cap Fund had purchases of securities, other than short-term investments of $2,454,814. The cost of securities held is the same for Federal income tax and financial reporting purposes.

         Aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on securities were $2,588,581 and $388,716 respectively. Net unrealized appreciation for tax purposes is $2,199,865.

                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout the period)
                                   (Unaudited)

                                                              For the period                    For the Year Ended
                                                             January 1, 1997                        December 31,
                                                            to June 30, 1997          1996              1995               1994
                                                            ----------------          ----              ----               ----
PER SHARE OPERATING PERFORMANCE
     Net Asset Value, Beginning of Period                       $     16.47     $     11.82       $     10.35       $     11.47
                                                                -----------     -----------------------------------------------
     Income from Investment Operations
         Investment income                                             0.02            0.09              0.19              0.19
         Expenses                                                     (0.13)          (0.30)            (0.27)            (0.23)
                                                                -----------     -----------------------------------------------
         Net investment loss                                          (0.11)          (0.21)            (0.08)            (0.04)

     Net realized and unrealized gain (loss) on securities            (0.30)           5.35              1.89             (0.42)
                                                                -----------     -----------------------------------------------
     Total from investment operations                                 (0.41)           5.14              1.81             (0.46)

     Less Distributions
         From net capital gains                                        0.00           (0.49)            (0.34)             0.66
                                                                -----------     -----------------------------------------------

     Net Asset Value, End of Year                               $     16.06     $     16.47       $     11.82       $     10.35
                                                                ===========     ===============================================

TOTAL INVESTMENT RETURN (4)                                           (2.49%)         43.70%            17.27%            (3.97%)

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year                                    $     9,683     $     8,549       $     4,279       $     3,169
     Ratio of Expenses to Average Net Assets (1)                       1.25%           2.91%             2.49%             2.45%
     Ratio of Net Investment Income (Loss) to
         Average Net Assets (1)                                       (1.04%)         (2.06%)           (0.71%)           (0.42%)
     Portfolio Turnover Rate                                          13.11%          51.83%            44.95%            49.79%
     Average Commission Per Share
         Paid on Equity Transactions                                $0.0774         $0.0807       $    0.0833                --


                                                                     For the period
                                                                   February 8, 1993 (3)
                                                                   to December 31, 1993


PER SHARE OPERATING PERFORMANCE
     Net Asset Value, Beginning of Period                             $      9.00
                                                                      -----------
     Income from Investment Operations
         Investment income                                                   0.09
         Expenses                                                           (0.12)
                                                                      -----------
         Net investment loss                                                (0.03)

     Net realized and unrealized gain (loss) on securities                   2.50
                                                                      -----------
     Total from investment operations                                        2.47

     Less Distributions
         From net capital gains                                              0.00

     Net Asset Value, End of Year                                     $     11.47
                                                                      ===========

TOTAL INVESTMENT RETURN (4)                                                 29.94%

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year                                          $     2,175
     Ratio of Expenses to Average Net Assets (1)                             2.20% (2)
     Ratio of Net Investment Income (Loss) to
         Average Net Assets (1)                                             (0.32%)(2)
     Portfolio Turnover Rate                                                 5.91% (2)
     Average Commission Per Share
         Paid on Equity Transactions                                           --

1. Without the voluntary fee waivers and reimbursement of expenses, the ratio of expenses to average daily net assets for the Small Cap Fund would have been 1.44%, 3.24%, 3.64%, 5.40%, and 7.20%, for the years 1997 through
      1993 respectively, and the ratio of net investment income (loss) to average net assets would have been (1.23%), (2.39%), (1.88%), (3.37%), and (5.32%), for the years 1997 through 1993 respectively.

2.    Annualized.

3.    Commencement of Operations.

4. The Fund's maximum sales charge is not included in the total return computation.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

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                                       12

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                                       13

                           Pacific Advisors Fund Inc.


Directors                                    This report is submitted for the
     George A. Henning, Chairman             general information of the
     Victoria L. Breen                       shareholders of the Fund. It is not
     Thomas M. Brinker                       authorized for distribution to
     Kathleen M. Fishkin                     prospective investors unless
     L. Michael Haller III                   accompanied or preceded by a
     Siegfred S. Kagawa                      current effective prospectus of the
     Takashi Makinodan, Ph.D.                Fund, which contains information
     Gerald E. Miller                        concerning the investment policies
     Louise K. Taylor, Ph.D.                 of the Fund as well as other
                                             pertinent information.


Officers
     George A. Henning, President
     Thomas H. Hanson, Vice President and Secretary
     Victoria L. Breen, Assistant Secretary
     Paul W. Henning, Treasurer

Investment Manager
     Pacific Global Investment Management Company
     206 North Jackson Street, Suite 201
     Glendale, California 91206

Transfer Agent and Administrator
     Pacific Global Investor Services, Inc.
     206 North Jackson Street, Suite 201
     Glendale, California 91206

Distributor
     Pacific Global Fund Distributors, Inc.
     206 North Jackson Street, Suite 201
     Glendale, California 91206
     (800) 989-6693

[LOGO]   Pacific Global Fund Distributors, Inc.                    BULK RATE
         206 North Jackson Street, Suite 201                     U. S. POSTAGE
         Glendale, California 91206                                 PAID
                                                                 GLENDALE, CA
                                                                PERMIT NO. 1090


                        SEMIANNUAL REPORT | june 30, 1997

                                     [LOGO]

                                    PACIFIC
                                    ADVISORS
                                     [LOGO]
                                    FUND INC.






                                   small cap
                                         fund